Exhibit 21

LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

ENTITY
1	1145 Acquisition, LLC
2	AMBERTON APARTMENTS, LLC
3	AMBERWOODS APTS OF BARTOW COUNTY, LTD
4	AMERWOODS APTS OF BARTOW COUNTY, II, LTD
5	ANE ASSOCIATES, LLC
6	ANNHURST APTS OF COLUMBUS, LTD
7	APPLE RIDGE APTS OF CIRCLEVILLE, II, LTD
8	ARGUS LAND COMPANY, INC.
9	ARTERY NORTHAMPTON LIMITED PARTNERSHIP
10	AVON PLACE ASSOCIATES, LLC
11	BALATON CONDOMINIUM ASSOCIATION
12	BALATON CONDOMINIUM, LLC
13	BARCELONA CONDOMINIUM, LLC
14	BARRINGTON APTS OF BEDFORD, LTD
15	BEL APARTMENT PROPERTIES TRUST
16	BEL COMMUNITIES PROPERTY TRUST
17	BEL MULTIFAMILY PROPERTY TRUST
18	BEL MULTIFAMILY, LLC
19	BEL RESIDENTIAL PROPERTIES TRUST
20	BEL-APT, L.L.C.
21	BEL-COMMUNITIES, LLC
22	BEL-EQR I LIMITED PARNTERSHIP
23	BEL-EQR I, L.L.C.
24	BEL-EQR II LIMITED PARNTERSHIP
25	BEL-EQR II, L.L.C.
26	BEL-EQR III, LIMITED PARTNERSHIP
27	BEL-EQR III, LLC
28	BEL-EQR IV, LIMITED PARTNERSHIP
29	BEL-EQR IV, LLC
30	BEL-EQR NORTHLAKE GP, LLC
31	BEL-RES, L.L.C.
32	BRIDGE POINT APTS, LTD
33	BROOKSIDE PLACE ASSOCIATES, L.P.
34	BROOKSIDE PLACE G.P. CORP.
35	BUENA VISTA PLACE ASSOCIATES
36	CANTERBURY APARTMENTS, LLC
37	CANYON CREEK VILLAGE ASSOCIATES, L.P.
38	CANYON CREEK VILLAGE G.P. CORP.
39	CAPREIT Arbor Glen L.P.
40	CAPREIT Woodcrest Villa L.P.
41	CARDINAL APTS SERVICES, INC.
42	CARDINAL ASSOCIATES CENTRAL MANAGEMENT
43	CARDINAL DIVERSIFIED PROPERTIES
44	CARDINAL GP XII CORP
45	CARDINAL IND OF FLORDIA SERVICES CORP
46	CARLETON COURT APTS OF ANN ARBOR, LTD
47	CENTERPOINT APARTMENT ASSOC, LTD
48	CHINATOWN GATEWAY, LLC
49	COBBLESTONE VILLAGE COMMUNITY RENTALS, L.P.
50	COBBLESTONE VILLAGE G.P. CORP.
51	CORPORATE QUARTERS, INC.
52	CORPORATE STAY INTERNATIONAL, INC.
53	COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
54	COUNTRY CLUB CONDOMINIUM, LLC
55	COUNTRY OAKS ASSOCIATES, L.P.
56	COUNTRY OAKS G.P. CORP.
57	COUNTRY RIDGE GENERAL PARTNERSHIP
58	COVE INVESTMENTS, LLC
59	CRC, LLC
60	CRICO of Trailway Pond II, L.P.
61	CRICO of White Bear Woods I, L.P.
62	CRICO of Ethan’s I, L.P.
63	CRICO of Ethan’s II, L.P.
64	CRICO of Fountain Place, L.P.
65	CRICO of James Street Crossing, L.P.
66	CRICO of Ocean Walk, L.P.

ENTITY
67	CRICO of Trailway Pond I, L.P.
68	CRICO of Valley Creek I, L.P.
69	CRICO of Valley Creek II, L.P.
70	CRICO Royal Oaks, L.P.
71	CRP SERVICE COMPANY, LLC
72	CRSI SPV 103, INC.
73	CRSI SPV 1996 PW2, INC.
74	CRSI SPV 1996 PW3, INC.
75	CRSI SPV 30231, LLC
76	CRSI SPV 35, LLC
77	CRSI SPV 59, LLC
78	CRSI SPV 95, INC.
79	CRSI SPV 96, LLC
80	DEERFIELD ASSOCIATES, L.P.
81	DEERFIELD G.P. CORP.
82	DEL REY II, LLC
83	DUXFORD, LLC
84	EC-BORDEAUX, LLC
85	EC-GRAND MARQUIS, LLC (FKA EC-GRAND CANAL, LLC)
86	ECH-GFR, INC. (FKA GLOBE FURNITURE RENTALS, INC.)
87	EC-STERLING HEIGHTS, LLC
88	EC-TUSCANY VILLAS, LLC
89	EC-VENETIAN II LLC
90	EDGEWATER COMMUNITY RENTALS, L.P.
91	EDGEWATER G.P. CORP.
92	E-LODGE ASSOCIATES LIMITED PARTNERSHIP
93	EQR (1999) HAMPDEN TOWN CENTER, LLC
94	EQR (1999) HOMESTEAD, LLC (FKA EQR/LEGACY PARTNERS 1999 HOMESTEAD, LLC)
95	EQR (1999) MASTER LLC (FKA EQR/LEGACY PARTNERS 1999 MASTER, LLC)
96	EQR (1999) TOWERS LLC (FKA EQR/LEGACY PARTNERS 1999 TOWER, LLC)
97	EQR (1999) WARNER RIDGE LLC (FKA EQR/LEGACY PARTNERS 1999 WARNER RIDGE, LLC)
98	EQR (1999) WARNER RIDGE PHASE III LLC (FKA EQR/LEGACY PARTNERS 1999 WR III, LLC)
99	EQR NO. FOUR MASTER LP (FKA: EQR/LINCOLN NO. FOUR MASTER LP)
100	EQR NO. ONE MASTER LP (FKA: EQR/LINCOLN NO. ONE MASTER LP)
101	EQR NO. THREE MASTER LP (FKA: EQR/LINCOLN NO. THREE MASTER LP)
102	EQR NO. TWO MASTER LP (FKA: EQR/LINCOLN NO. TWO MASTER LP)
103	EQR/KB CALIFORNIA RCI, LLC
104	EQR/KB CALIFORNIA RCI, LLC
105	EQR/LINCOLN FORT LEWIS COMMUNITIES, LLC
106	EQR/LINCOLN FT. LEWIS COMMUNITIES, LLC
107	EQR/Lincoln RCI Southeast LLC
108	EQR-71 BROADWAY A, LLC
109	EQR-71 BROADWAY B, LLC
110	EQR-71 BROADWAY C, LLC
111	EQR-71 BROADWAY D, LLC
112	EQR-71 BROADWAY E, LLC
113	EQR-71 BROADWAY F, LLC
114	EQR-740 RIVER DRIVE, LLC
115	EQR-ALEXANDRIA (FKA: EQR-LINCOLN ALEXANDRIA, LLC)
116	EQR-ARBORS FINANCING, LP
117	EQR-ARIZONA, L.L.C.
118	EQR-ARTCAPLOAN, L.L.C.
119	EQR-AUTUMN RIVER, LLC
120	EQR-BAY HILL, LLC
121	EQR-BELLAGIO, LLC
122	EQR-BELLEVUE MEADOW GP LP
123	EQR-BELLEVUE MEADOW LP
124	EQR-BENEVA PLACE, INC.
125	EQR-BENEVA PLACE, LLC
126	EQR-BOND PARTNERSHIP
127	EQR-BRAINTREE, LLC
128	EQR-BRAMBLEWOOD GP LP
129	EQR-BRAMBLEWOOD LP
130	EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
131	EQR-BRIARWOOD GP LP
132	EQR-BRIARWOOD LP
133	EQR-BROADWAY LP
134	EQR-BROOKDALE VILLAGE, LLC

ENTITY
135	EQR-BS FINANCING LIMITED PARTNERSHIP
136	EQR-CALIFORNIA EXCHANGE, LLC (FKA EQR-REGATTA, LLC)
137	EQR-CEDAR RIDGE GP, LLC
138	EQR-CEDAR RIDGE LP
139	EQR-CENTENNIAL COURT, LLC
140	EQR-CENTENNIAL TOWER, LLC
141	EQR-CHARDONNAY PARK, L.L.C.
142	EQR-CHASE KNOLLS LENDER, LLC
143	EQR-CHICKASAW CROSSING, INC.
144	EQR-CHICKASAW CROSSING, LLC
145	EQR-CHINATOWN GATEWAY, LLC
146	EQR-CHURCH CORNER, LLC
147	EQR-COACHMAN TRAILS, LLC
148	EQR-CODELLE LIMITED PARTNERSHIP
149	EQR-CODELLE, LLC
150	EQR-CONNOR LIMITED PARTNERSHIP
151	EQR-CONNOR, LLC
152	EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
153	EQR-CYPRESS LAKE, LLC
154	EQR-DEER CREEK, LLC
155	EQR-EASTBRIDGE, LLC
156	EQR-EASTBRIDGE, LP
157	EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
158	EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
159	EQR-FAIRFAX CORNER II, LLC (FKA: ERP/Vistas-Fairfax Corner, LLC)
160	EQR-FAIRFAX CORNER, LLC
161	EQR-FAIRFIELD, LLC
162	EQR-FANCAP 2000A LIMITED PARTNERSHIP
163	EQR-FANCAP 2000A, LLC (d/b/a EQR-TENNESSEE LOAN PORTFOLIO, LLC)
164	EQR-FANKEY 2004 LIMITED PARTNERSHIP
165	EQR-FANKEY 2004, LLC
166	EQR-FERNBROOK, LLC
167	EQR-FIELDERS CROSSING GP, LLC
168	EQR-FIELDERS CROSSING LP
169	EQR-FLATLANDS, LLC
170	EQR-FOREST PLACE, INC.
171	EQR-FOREST PLACE, LLC
172	EQR-GEORGIAN WOODS, LLC
173	EQR-GRANDVIEW II GP, LP
174	EQR-GRANDVIEW II LP
175	EQR-GREENHAVEN GP LP
176	EQR-GREENHAVEN LP
177	EQR-HAMPSHIRE PLACE, LLC
178	EQR-HIGHLANDS RANCH, LLC
179	EQR-HILL CHAVEZ, LLC (FKA EQR-MARKS EAST, LLC)
180	EQR-HOLDING, LLC
181	EQR-HOLDING, LLC2
182	EQR-HORIZON PLACE, INC.
183	EQR-HORIZON PLACE, LLC
184	EQR-HUDSON CROSSING A, LLC
185	EQR-HUDSON CROSSING B, LLC
186	EQR-HUDSON CROSSING C, LLC
187	EQR-HUDSON CROSSING D, LLC
188	EQR-HUDSON CROSSING E, LLC
189	EQR-HUDSON POINTE, LLC (FKA: EQR-LINCOLN HUDSON POINTE, LLC)
190	EQR-IVORY WOOD, LLC
191	EQR-LAKESHORE AT PRESTON LP
192	EQR-LAKEWOOD GREENS GP, LLC
193	EQR-LAKEWOOD GREENS LP
194	EQR-LAWRENCE, LLC
195	EQR-LEXFORD LENDER, LLC
196	EQR-LEXINGTON FARM, LLC
197	EQR-LEXINGTON FARM, LLC
198	EQR-LINCOLN BRAINTREE, LLC
199	EQR-LINCOLN VILLAGE (CA) I GP LP
200	EQR-LINCOLN VILLAGE (CA) I LP
201	EQR-LINCOLN VILLAGE (CA) II GP LP
202	EQR-LINCOLN VILLAGE (CA) II LP

ENTITY
203	EQR-LODGE (OK) GP LIMITED PARTNERSHIP
204	EQR-LOMBARD, LLC (FKA LINCOLN LOMBARD, LLC)
205	EQR-LOUDOUN, LLC (FKA: EQR-LINCOLN LOUDOUN, LLC)
206	EQR-LPC URBAN RENEWAL NORTH PIER, LLC
207	EQR-MARINA BAY, LLC (FKA: EQR-LINCOLN MARINA BAY, LLC)
208	EQR-MARKS A, L.L.C.
209	EQR-MARKS B, L.L.C.
210	EQR-MARKS WEST, LLC
211	EQR-MARTINS LANDING, LLC
212	EQR-MET CA FINANCING LIMITED PARTNERSHIP
213	EQR-MILL CREEK, LLC
214	EQR-MISSION HILLS, LLC
215	EQR-MISSOURI, L.L.C.
216	EQR-MLP 1, LLC
217	EQR-MLP 2, LLC
218	EQR-MLP 3, LLC
219	EQR-MLP 4, LLC
220	EQR-MONTERRA, LLC
221	EQR-MOSAIC, LLC
222	EQR-MOUNTAIN SHADOWS GP LP
223	EQR-MOUNTAIN SHADOWS LP
224	EQR-NEW LLC
225	EQR-NEW LLC2
226	EQR-NEW LLC3
227	EQR-NORTH CREEK, LLC
228	EQR-NORTH HILL, L.L.C.
229	EQR-NORTH PIER, LLC (FKA: EQR-LINCOLN NORTH PIER, LLC)
230	EQR-OVERLOOK MANOR II, LLC
231	EQR-PALM HARBOR, LLC
232	EQR-PARKSIDE, GP LP
233	EQR-PARKSIDE, LP
234	EQR-PEACHTREE A, LLC
235	EQR-PEACHTREE B, LLC
236	EQR-PEACHTREE, LLC (FKA: EQR-LINCOLN PEACHTREE, LLC)
237	EQR-PERIMETER CENTER, LLC (FKA: EQR-LINCOLN PERIMETER CENTER, LLC)
238	EQR-PIEDMONT, LLC (FKA: EQR-LINCOLN PIEDMONT, LLC)
239	EQR-PINETREE/WESTBROOKE, LLC
240	EQR-PLANTATION, L.L.C.
241	EQR-PROSPECT TOWERS PHASE II LLC
242	EQR-QRS HIGHLINE OAKS, INC
243	EQR-QRS WYNDRIDGE II, INC.
244	EQR-QRS WYNDRIDGE III, INC.
245	EQR-Ranch at Fossil Creek, L.L.C.
246	EQR-Ranch at Fossil Creek, L.P.
247	EQR-RETAIL MARKS, LLC
248	EQR-RID SP, LLC
249	EQR-RIVEROAKS, LLC
250	EQR-RIVERVIEW CONDOS, LLC
251	EQR-RIVERWALK, LLC
252	EQR-S & T, LLC
253	EQR-SABLE PALM AT LAKE BUENA VISTA, INC.
254	EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
255	EQR-SANDSTONE LP
256	EQR-SCAKRBOROUGH SQUARE, LLC
257	EQR-SHADOW CREEK, LLC
258	EQR-SIENA TERRACE, LLC
259	EQR-SMOKETREE, LLC
260	EQR-SONTERRA AT FOOTHILLS RANCH LP
261	EQR-SOUTHWOOD GP LP
262	EQR-SOUTHWOOD LP
263	EQR-SOUTHWOOD LP I LP
264	EQR-SOUTHWOOD LP II LP
265	EQR-STONELEIGH A, LLC
266	EQR-STONELEIGH B, LLC
267	EQR-SUERTE, LLC
268	EQR-SUMMER CREEK, LLC
269	EQR-SUMMERWOOD GP LP
270	EQR-SUMMERWOOD LP

ENTITY
271	EQR-SURREY DOWNS LP LP
272	EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
273	EQR-TALLEYRAND, LLC
274	EQR-THE CARLYLE, LLC
275	EQR-THE CARLYLE, LP
276	EQR-THE LAKES AT VININGS, LLC
277	EQR-THE OAKS, LLC
278	EQR-THE PALMS, LLC
279	EQR-THE RETREAT, LLC
280	EQR-THE WATERFORD AT DEERWOOD, INC.
281	EQR-THE WATERFORD AT DEERWOOD, LLC
282	EQR-THE WATERFORD AT ORANGE PARK, INC.
283	EQR-THE WATERFORD AT ORANGE PARK, LLC
284	EQR-THE WATERFORD AT REGENCY, INC.
285	EQR-THE WATERFORD AT REGENCY, LLC
286	EQR-TOWN CENTER, LLC
287	EQR-TOWNHOMES OF MEADOWBROOK, LLC
288	EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
289	EQR-URBAN RENEWAL JERSEY CITY, LLC (FKA EQR-LINCOLN URBAN RENEWAL JERSEY CITY, LLC)
290	EQR-VALENCIA, LLC (AKA EQR-PORTOFINO, LLC)
291	EQR-VILLA LONG BEACH, LLC
292	EQR-VILLA SERENAS SUCCESSOR BORROWER, LLC
293	EQR-VILLAS OF JOSEY RANCH GP, LLC
294	EQR-VILLAS OF JOSEY RANCH LP
295	EQR-VININGS AT ASHLEY LAKE, L.L.C.
296	EQR-WARWICK, L.L.C.
297	EQR-WATERFALL, L.L.C.
298	EQR-WATERMARKE I, LLC
299	EQR-WATERMARKE II, LLC
300	EQR-WATSON G.P.
301	EQR-WEST COAST PORTFOLIO GP, LLC
302	EQR-WESTFIELD VILLAGE, LLC
303	EQR-WESTPORT, LLC (FKA: EQR-LINCOLN WESTPORT, LLC)
304	EQR-WHISPER CREEK, LLC
305	EQR-WIMBLEDON OAKS LP
306	EQR-WINDSOR AT FAIR LAKES, LLC
307	EQR-WOOD FOREST, INC.
308	EQR-WOOD FOREST, LLC
309	EQR-WOODRIDGE I GP LP
310	EQR-WOODRIDGE I LP
311	EQR-WOODRIDGE II GP LP
312	EQR-WOODRIDGE II LP
313	EQR-WOODRIDGE III LP
314	EQR-WOODRIDGE, LLC
315	EQR-WYNDRIDGE II, L.L.C.
316	EQR-WYNDRIDGE III, L.L.C.
317	EQR-ZURICH, LLC (FKA: EQR-LINCOLN ZURICH, LLC)
318	EQUITY APARTMENT MANAGEMENT, LLC (AKA LEXFORD PROPERTIES MANAGEMENT, LLC)
319	EQUITY COMMUNITY FOUNDATION
320	EQUITY CORPORATE HOUSING HOLDING CO., INC. (FKA: GLOBE HOLDING CO., INC.)
321	EQUITY CORPORATE HOUSING, INC. (FKA:GLOBE BUSINESS RESOURCES, INC.)
322	EQUITY MARINA BAY PHASE II, LLC (FKA LINCOLN MARINA BAY PHASE II, LLC)
323	EQUITY RESIDENTIAL CONDOMINIUMS, LLC
324	EQUITY RESIDENTIAL FOUNDATION (FKA Equity Community Foundation)
325	EQUITY RESIDENTIAL MORTGAGE COMPANY, LLC
326	EQUITY RESIDENTIAL MORTGAGE HOLDING CORPORATION
327	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
328	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
329	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP PROTECTIVE TRUST
330	EQUITY RESIDENTIAL PROPERTIES TRUST (POST WRP MERGER)
331	EQUITY-LODGE VENTURE LTD.
332	ERP NEW ENGLAND PROGRAM, LLC
333	ERP-NEW ENGLAND PROGRAM, LLC
334	ERP-QRS ARBORS, INC.
335	ERP-QRS BRETON HAMMOCKS, INC.
336	ERP-QRS BS, INC.
337	ERP-QRS CEDAR CREST, INC.
338	ERP-QRS CEDAR RIDGE, INC.

ENTITY
339	ERP-QRS COUNTRY CLUB I, INC.
340	ERP-QRS COUNTRY CLUB II, INC.
341	ERP-QRS COUNTRY RIDGE, INC.
342	ERP-QRS CPRT II, INC.
343	ERP-QRS CPRT, INC.
344	ERP-QRS CREEKSIDE OAKS, INC.
345	ERP-QRS EMERALD PLACE, INC.
346	ERP-QRS ESSEX PLACE, INC.
347	ERP-QRS FAIRFIELD, INC.
348	ERP-QRS FLATLANDS, INC.
349	ERP-QRS GEORGIAN WOODS ANNEX, INC.
350	ERP-QRS GLENLAKE CLUB, INC.
351	ERP-QRS GROVE L.P., INC.
352	ERP-QRS HARBOR POINTE, INC.
353	ERP-QRS HUNTER’S GLEN, INC.
354	ERP-QRS LAKEWOOD GREENS, INC.
355	ERP-QRS LINCOLN, INC.
356	ERP-QRS LODGE (OK), INC.
357	ERP-QRS MAGNUM, INC.
358	ERP-QRS MET CA, INC.
359	ERP-QRS MET, INC.
360	ERP-QRS NORTHAMPTON I, INC.
361	ERP-QRS S&T, INC.
362	ERP-QRS SONTERRA AT FOOTHILLS RANCH, INC.
363	ERP-QRS SWN LINE, INC.
364	ERP-QRS TOWNE CENTRE III, INC.
365	ERP-QRS TOWNE CENTRE IV, INC.
366	ERP-QRS TRAILS AT DOMINION, INC. (fka ERP-QRS Marbrisa, Inc.)
367	ERP-QRS WATSON, INC.
368	ERP-SOUTHEAST PROPERTIES, LLC
369	ESSEX SQUARE APTS, LTD
370	EVANS WITHYCOMBE FINANCE, INC
371	EVANS WITHYCOMBE FINANCE, L.P.
372	EVANS WITHYCOMBE MANAGEMENT INC.
373	EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
374	FEATHER RIVER COMMUNITY RENTALS, L.P.
375	FEATHER RIVER G.P. CORP.
376	FOREST PLACE ASSOCIATES
377	FORSYTHIA COURT APTS OF COLUMBUS, LTD
378	FORT LEWIS COMMUNITIES, LLC
379	FORT LEWIS SPE, INC.
380	FOUR LAKES CONDOMINIUM II, LLC
381	FOUR LAKES CONDOMINIUM III, LLC
382	FOUR LAKES CONDOMINIUM IV, LLC
383	FOUR LAKES CONDOMINIUM V, LLC
384	FOUR LAKES CONDOMINIUM, LLC
385	FOUR LAKES II, LLC.
386	FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
387	FOX RIDGE ASSOCIATES, L.P.
388	FOX RIDGE G.P. CORP.
389	FOXTON APTS OF SEYMOUR, LTD
390	FOXWOODBURG, LLC
391	FPAII, L.P.
392	GARDEN TERRACE APTS, III, LTD
393	GC CHAPARRAL ASSOC, LP
394	GC COUNTRY CLUB WOODS ASSOC, LP
395	GC COUNTRY CLUB WOODS, LP
396	GC GREENBRIAR ASSOC, LTD
397	GC GREENBRIAR, LP
398	GC HESSIAN HILLS ASSOC, LP
399	GC HESSIAN HILLS, LP
400	GC HIGH RIVER ASSOC, LP
401	GC HIGH RIVER, LP
402	GC PEMBROKE ASSOC, LP
403	GC SOUTHEAST PARTNERS, LP
404	GC SPRING LAKE MANOR ASSOC, LP
405	GC SPRING LAKE MANOR, LP
406	GC THREE CHOPT WEST ASSOC, LP

ENTITY
407	GC THREE CHOPT WEST, LP
408	GC TOWN & COUNTRY/COUNTRY PLACE ASSOC, LP
409	GC TOWN & COUNTRY/COUNTRY PLACE, LP
410	GC TOWNHOUSE ASSOC, LP
411	GC TOWNHOUSE, LP
412	GC TWIN GATES EAST ASSOC, LP
413	GC TWIN GATES EAST, LP
414	GC WILL-O-WISP ARMS, LP
415	GC WILL-O-WISP ASSOC, LP
416	GEARY COURTYARD ASSOCIATES
417	GEORGIAN WOODS ANNEX ASSOCIATES
418	GLENLAKE CLUB L.P.
419	GPT 929 HOUSE, LLC
420	GPT ABINGTON GLEN, LLC
421	GPT ABINGTON LAND, LLC
422	GPT ACTON, LLC
423	GPT BRIAR KNOLL, LLC
424	GPT CC, LLC
425	GPT CEDAR GLEN, LLC
426	GPT CG, LLC
427	GPT CHESTNUT GLEN, LLC
428	GPT CONWAY COURT, LLC
429	GPT EAST HAVEN, LLC
430	GPT EAST PROVIDENCE, LLC
431	GPT ENFIELD, LLC
432	GPT FREEPORT, LLC
433	GPT GLEN GROVE, LLC
434	GPT GLEN MEADOW, LLC
435	GPT GOF II, LLC
436	GPT GOSNOLD GROVE, LLC
437	GPT GP III, LLC
438	GPT HERITAGE GREEN, LLC
439	GPT HG, LLC
440	GPT HIGHLAND GLEN, LLC
441	GPT HIGHMEADOW, LLC
442	GPT HILLTOP, LLC
443	GPT JACLEN TOWER, LLC
444	GPT LONGFELLOW GLEN, LLC
445	GPT LONGMEADOW ASSOCIATES, LLC
446	GPT NEHOIDEN GLEN, LLC
447	GPT NOONAN GLEN, LLC
448	GPT NORTON GLEN, LLC
449	GPT OLD MILL GLEN, LLC
450	GPT PHILLIPS PARK, LLC
451	GPT PLAINVILLE, LLC
452	GPT RG AMHERST, LLC
453	GPT RG FALL RIVER, LLC
454	GPT RG MILFORD, LLC
455	GPT RG, LLC
456	GPT RIBBON MILL, LLC
457	GPT ROCKINGHAM GLEN, LLC
458	GPT SHG, LLC
459	GPT STURBRIDGE, LLC
460	GPT SUMMER HILL GLEN, LLC
461	GPT TANGLEWOOD, LLC
462	GPT WEBSTER GREEN, LLC
463	GPT WEST SPRINGFIELD, LLC
464	GPT WESTFIELD, LLC
465	GPT WESTWOOD GLEN, LLC
466	GPT WG, LLC
467	GPT WILG, LLC
468	GPT WILKENS GLEN, LLC
469	GPT WINCHESTER WOOD, LLC
470	GPT WINDSOR, LLC
471	GR CEDAR GLEN, LP
472	GR CONWAY COURT, LP
473	GR FARMINGTON SUMMIT, LLC
474	GR HIGHLAND GLEN, LP

ENTITY
475	GR NORTHEAST APARTMENT ASSOCIATES, LLC
476	GR ROCKINGHAM GLEN, LP
477	GR SUMMER HILL GLEN, LP
478	GR WEST HARTFORD CENTRE, LLC
479	GR WESTWOOD GLEN, LP
480	GR WESTWYND ASSOCIATES, LLC
481	GR WILKENS GLEN, LP
482	GRAN TREE CORPORTION
483	GRAND OASIS CONDOMINIUM, LLC
484	GREEN GATE APARTMENTS, LTD
485	GREENGLEN ATPS OF WHEELERSBURG, LTD
486	GREENLEAF APARTMENTS, LTD
487	GREENTREE APARTMENTS LP
488	GR-HERITAGE COURT ASSOCIATES, LLC (FKA GR-HERITAGE COURT ASSOCIATES, LP)
489	GROVE DEVELOPMENT, LLC
490	GROVE OPERATING LP
491	GROVE ROCKY HILL, LLC
492	GUILFORD COMPANY, INC.
493	GUILFORD PARTNERS II
494	HEATHMOORE APTS OF INDIANAPOLIS, II, LTD
495	HESSIAN HILLS APARTMENT ASSOC, LTD
496	HICKORY MILL APTS OF HURRICANE, II, LTD
497	HIDDEN LAKE ASSOCIATES, L.P.
498	HIDDEN LAKE G.P. CORP.
499	HIGH RIVER ASSOC, LTD
500	HIGH RIVER PHASE I, LTD
501	HILLVIEW TERRACE APTS, LTD
502	HUNTERS’S GLEN GENERAL PARTNERSHIP
503	HUNTINGTON, LLC
504	KINGS CROSSING APTS, LTD
505	KINGSPORT APARTMENTS, LLC
506	KISMUL, LLC (FKA KISMUL CORP)
507	LAKEVIEW COMMUNITY RENTALS, L.P.
508	LAKEVIEW G.P. CORP.
509	LAKEWOOD COMMUNITY RENTALS G.P. CORP.
510	LAKEWOOD COMMUNITY RENTALS, L.P.
511	LAKSPUR APTS OF COLUMBUS, II, LTD
512	LANDON LEGACY PARTNERS LIMITED
513	LANDON PRAIRIE CREEK PARTNERS LIMITED
514	LANTERN COVE ASSOCIATES, L.P.
515	LANTERN COVE G.P. CORP.
516	LENOX PLACE LP
517	LEXFORD FLKB II, LLC
518	LEXFORD FLKB, LLC
519	LEXFORD GAKB, LLC
520	LEXFORD GP II, LLC
521	LEXFORD GP XV, LLC
522	LEXFORD GP, LLC
523	LEXFORD GUILFORD GP, LLC
524	LEXFORD GUILFORD LP, LLC
525	LEXFORD GUILFORD, INC.
526	LEXFORD HIDDEN POINTE GP LLC
527	LEXFORD HIDDEN POINTE LP LLC
528	LEXFORD INDUSTRIES DEVELOPMENT, LLC
529	LEXFORD PARTNERS, LLC
530	LEXFORD PROPERTIES, LP
531	LINCOLN MAPLES ASSOCIATES, LLC
532	MCCASLIN HIDDEN LAKES, LTD.
533	MCCASLIN RIVERHILL, LTD.
534	MCKINLEY HILLS PARTNERS-85,
535	MERIDAN GUILFORD BGP CORPORATION
536	MERIDAN GUILFORD CGP CORPORATION
537	MERIDAN GUILFORD NLPGP CORPORATION
538	MERIDAN GUILFORD PGP CORPORATION
539	MERIDIAN SOUTHEAST PARTNERS, LP
540	MERRY LAND DOWNREIT I LP
541	MESA DEL OSO ASSOCIATES, L.P.
542	MESA DEL OSO G.P. CORP.

ENTITY
543	MOBILE APARTMENT ASSOC, LTD
544	MONTGOMERY REAL ESTATE INVESTORS, LTD
545	MONTROSE SQUARE APTS OF HILLSBORO, II LTD
546	MOULTRIE APTS, LTD
547	MULBERRY APTS OF HILLIARD, LTD
548	MULTIFAMILY PORTFOLIO GP LIMITED PARTNERSHIP
549	MULTIFAMILY PORTFOLIO LP LIMITED PARTNERSHIP
550	MULTIFAMILY PORTFOLIO PARTNERS, INC.
551	NHP HS FOUR, INC.
552	NORTHRIDGE LAKES LP
553	NORTHWOOD APTS, LTD
554	NRL ASSOCIATES LP
555	OAK MILL II APARTMENTS, LLC
556	OAKS AT BAYMEADOWS ASSOCIATES
557	OAKS AT REGENCY ASSOCIATES
558	OLD REDWOODS, LLC
559	OLYMPIAN VILLAGE APTS, LTD
560	PALM SIDE APTS, LTD
561	PARKWOOD VILLAGE APTS OF DOUGLASVILLE, II, LP
562	PARKWOOD VILLAGE APTS OF DOUGLASVILLE, LTD
563	PEMBROKE LAKE APARTMENT ASSOC, LTD
564	PINE GROVE APTS ROSEVILLE, II, LTD
565	PINE GROVE APTS ROSEVILLE,LTD
566	POINTE EAST CONDOMINIUM, LLC
567	PRESERVE CONDOMINIUM HOMES
568	QRS MARKS A, INC.
569	QRS MARKS B, INC.
570	QRS MISSOURI, INC.
571	QRS WARWICK, INC.
572	QRS-740 RIVER DRIVE, INC.
573	QRS-ARBORETUM, INC.
574	QRS-ARTCAPLOAN, INC.
575	QRS-BOND, INC.
576	QRS-CHARDONNAY PARK, INC
577	QRS-CODELLE, INC.
578	QRS-CONNOR, INC.
579	QRS-COVE, INC.
580	QRS-FANCAP 2000A, INC.
581	QRS-FERNBROOK, INC.
582	QRS-GREENTREE I, INC.
583	QRS-LLC, INC.
584	QRS-NORTH HILL, INC
585	QRS-SCARBOROUGH, INC.
586	QRS-SIENA TERRACE, INC.
587	QRS-SMOKETREE, INC.
588	QRS-SUMMIT CENTER, INC.
589	QRS-TOWERS AT PORTSIDE, INC.
590	QRS-TOWNHOMES OF MEADOWBROOK, INC.
591	QRS-VININGS AT ASHLEY LAKE, INC.
592	QRS-WATERFALL, INC.
593	QRS-WOODRIDGE, INC.
594	RAMBLEWOOD APTS OF RICHMOND COUNTY, LTD
595	RAVENWOOD ASSOC, LTD
596	REDWOOD HOLLOW APTS OF SMYRNA, LTD
597	RESERVE SQUARE, INC.
598	RESIDENTIAL INSURANCE AGENCY, LLC (DE)
599	RESIDENTIAL INSURANCE AGENCY, LLC (OH)
600	RICHMOND APARTMENT ASSOC, LTD
601	RIDGEWOOD APTS OF LEXINGTON, II, LTD
602	RIVERWOOD APTS, LTD
603	ROANOKE APTS OF JEFFERSON COUNTY, LTD
604	SANDLEWOOD APTS OF ALEXANDRIA, LTD
605	SARASOTA BENEVA PLACE ASSOICATES, LTD.
606	SCARBOROUGH ASSOCIATES
607	SCHOONER BAY I ASSOCIATES, L.P.
608	SCHOONER BAY I G.P. CORP.
609	SCHOONER BAY II ASSOCIATES, L.P.
610	SCHOONER BAY II G.P. CORP.

ENTITY
611	SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
612	SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
613	SECOND TOWNE CENTRE LP
614	SHANNON WOODS APTS OF UNION CITY, II, LTD
615	SHEFFIELD APARTMENTS, LLC
616	SLATE RUN APTS OF BEDFORD, LTD
617	SOUTH SHORE ASSOCIATES, L.P.
618	SOUTH SHORE G.P. CORP.
619	SPRING LAKE MANOR ASSOC, LTD
620	SPRINGTREE APTS, LTD
621	SQUAW PEAK CONDOMINIUM, LLC
622	SUGARTREE APTS, II, LTD
623	SUMMIT CENTER, LLC
624	SUMMIT PLACE, LLC
625	TANGLEWOOD APARTMENTS, LLC
626	THE CROSSINGS ASSOCIATES
627	THE FOUR LAKES CONDOMINIUM HOMES CONDOMINIUM
628	THE LANDINGS HOLDING COMPANY, LLC
629	THE LANDINGS URBAN RENEWAL COMPANY, LLC
630	THE WIMBERLY APARTMENT HOMES, LTD.
631	THIRD TOWNE CENTRE LIMITED PARTNERSHIP
632	THYMEWOOD APTS, LTD
633	TIERRA ANTIGUA ASSOCIATES, L.P.
634	TIERRA ANTIGUA G.P. CORP.
635	TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
636	TOWNHOUSE APARTMENT ASSOC, LTD
637	TWIN GATES APARTMENT ASSOC, LTD
638	VENETIAN CONDOMINIUM, LLC
639	VERONA CONDOMINIUM, LLC
640	WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
641	WADLINGTON, INC.
642	WATERFIELD SQUARE I ASSOCIATES, L.P.
643	WATERFIELD SQUARE I G.P. CORP.
644	WATERFIELD SQUARE II ASSOCIATES, L.P.
645	WATERFIELD SQUARE II G.P. CORP.
646	WATERMARKE ASSOCIATES
647	WHARF HOLDING, LLC
648	WHRP, INC.
649	WILLOW BROOK ASSOCIATES, L.P.
650	WILLOW BROOK G.P. CORP.
651	WILLOW CREEK COMMUNITY RENTALS, L.P.
652	WILLOW CREEK G.P. CORP.
653	WILL-O-WISP ASSOC, LP
654	WILLOWOOD APTS OF TROTWOOD, LTD
655	WILLOWOOD EAST APTS OF INDIANAPOLIS, LTD
656	WINDRUSH APTS, LTD
657	WINDSOR PLACE, LLC
658	WINTER PARK ASSOC, LP
659	WINTER WOODS APTS, II, LTD
660	WINTHROP COURT APTS OF COLUMBUS, LTD
661	WOOD FOREST ASSOCIATES
662	WOODCREST (AUGUSTA), LLC
663	WYNNFIELD APARTMENTS, LLC